UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 4, 2008

Brooke Capital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Kansas	0-25679	48-1187574
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 College Boulevard, Overland Park, Kansas		66210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(913) 661-0123

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Brooke Capital Corporation, (AMEX: BCP), a subsidiary of Brooke Corporation (NASDAQ: BXXX), together with Brooke Corporation on April 4, 2008 entered into amendments of a promissory note and pledge agreement, each dated December 31, 2007, with Citizens Bank and Trust Company, of Chillicothe, Missouri. These amendments (1) added, changed or removed certain represenations and financial and operational covenants of borrower and pledgor; and (2) set a maturity date of May 30, 2008. This description of the the amendments is qualified by reference to the full text thereof, which is filed with this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and which is incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brooke Capital Corporation

April 4, 2008	By:	/s/ Kyle L. Garst

Name: Kyle L. Garst
Title: President

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to Promissory Note
10.2	Amendment to Pledge Agreement